[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

January 31, 2001

MuniHoldings
New Jersey
Insured Fund, Inc.

www.mlim.ml.com

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

TO OUR SHAREHOLDERS

For the six-month period ended January 31, 2001, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.358 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.00%, based on a month-end net asset value of $14.20 per share. Over the same period, the total investment return on the Fund's Common Stock was +11.32%, based on a change in per share net asset value from $13.14 to $14.20, and assuming reinvestment of $0.357 per share income dividends.

For the six months ended January 31, 2001, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.62%; Series B, 4.00%; Series C, 3.87%; and Series D, 4.09%.

The Municipal Market Environment

During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the six months ended January 31, 2001, we continued to seek to reduce the volatility of the Fund. With signs of a decline in US economic growth and consumer confidence, there was a significant decrease in New Jersey municipal bond interest rates beginning in November 2000 that continued through January 2001. As interest rates fell, we maintained our strategy of selling interest rate-sensitive issues. With the proceeds, we purchased bonds with a maturity range of 15 years-20 years. New-issue supply was down 15% compared to the same six-month period a year ago, making Fund restructuring difficult. Going forward, we expect to maintain the Fund's neutral position and keep the Fund fully invested in an effort to enhance shareholder income.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 9, 2001


                                      2 & 3

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

PROXY RESULTS

During the six-month period ended January 31, 2001, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted     Shares Withheld
                                                                                               For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Terry K. Glenn                                16,760,173         895,645
                                              Ronald W. Forbes                              16,760,173         895,645
                                              Cynthia A. Montgomery                         16,746,893         908,925
                                              Kevin A. Ryan                                 16,760,173         895,645
                                              Roscoe S. Suddarth                            16,760,173         895,645
                                              Edward D. Zinbarg                             16,745,113         910,705
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted   Shares Voted  Shares Voted
                                                                                          For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                              16,943,376       237,302       475,140
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2001, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock (Series A-D) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted   Shares Voted  Shares Voted
                                                                                          For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New Jersey Insured Fund IV, Inc.                                         6,522           218           92
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted     Shares Withheld
                                                                                               For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:   Terry K. Glenn                                   6,764              67
                                             Ronald W. Forbes                                 6,764              67
                                             Cynthia A. Montgomery                            6,764              67
                                             Kevin A. Ryan                                    6,764              67
                                             Roscoe S. Suddarth                               6,764              67
                                             Edward D. Zinbarg                                6,764              67
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted   Shares Voted  Shares Voted
                                                                                          For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                                 6,770           10             52
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2001, MuniHoldings New Jersey Insured Fund IV, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted  Shares Voted  Shares Voted
                                                                                           For         Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New Jersey Insured Fund, Inc.                                           1,650,661       41,589       42,116
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted     Shares Withheld
                                                                                               For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:    Terry K. Glenn                               2,938,499           49,235
                                              Ronald W. Forbes                             2,938,499           49,235
                                              Cynthia A. Montgomery                        2,937,359           50,376
                                              Kevin A. Ryan                                2,938,499           49,235
                                              Roscoe S. Suddarth                           2,938,499           49,235
                                              Edward D. Zinbarg                            2,938,499           49,235
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted  Shares Voted  Shares Voted
                                                                                           For         Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                               2,893,832       38,787        55,115
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2001, MuniHoldings New Jersey Insured Fund IV, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 17, 2001. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted    Shares Voted  Shares Voted
                                                                                        For            Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings New Jersey Insured Fund, Inc.                                          1,097             0              0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted    Shares Withheld
                                                                                              For           From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:    Terry K. Glenn                                 1,097              0
                                              Ronald W. Forbes                               1,097              0
                                              Cynthia A. Montgomery                          1,097              0
                                              Kevin A. Ryan                                  1,097              0
                                              Roscoe S. Suddarth                             1,097              0
                                              Edward D. Zinbarg                              1,097              0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted  Shares Voted  Shares Voted
                                                                                           For          Against      Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                                  1,097            0            0
------------------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount     Issue                                                                         Value
====================================================================================================================================
Delaware--0.5%       AAA     Aaa    $ 2,005     Delaware River and Bay Authority Revenue Bonds, Series A,
                                                5.625% due 1/01/2018 (a)                                                    $ 2,131
====================================================================================================================================
New Jersey--83.2%                               Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (c):
                     AAA     Aaa      1,540       5.50% due 9/01/2016                                                          1,620
                     AAA     Aaa      2,635       5.375% due 9/01/2019                                                         2,703
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa        430     Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)              469
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      6,260     Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                                Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                              6,376
                     ---------------------------------------------------------------------------------------------------------------
                                                Delaware River Port Authority of Pennsylvania and
                                                New Jersey Revenue Bonds (c):
                     AAA     Aaa      5,000       5.50% due 1/01/2012                                                          5,402
                     AAA     Aaa      3,250       5.625% due 1/01/2013                                                         3,523
                     AAA     Aaa      4,365       6% due 1/01/2018                                                             4,774
                     AAA     Aaa      5,500       6% due 1/01/2019                                                             6,016
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      7,895     East Orange, New Jersey, Board of Education, COP,
                                                5.50% due 8/01/2012 (c)                                                        8,635
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      1,000     East Orange, New Jersey, Water Utility, GO, Refunding,
                                                5.70% due 6/15/2022 (a)                                                        1,055
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      4,000     Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                (Correctional Facility Project), 6% due 10/01/2025 (b)                         4,361
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      3,300     Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding
                                                Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)          3,350
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      2,705     Essex County, New Jersey, Improvement Authority, Utility System Revenue
                                                Bonds (East Orange Franchise), 6% due 7/01/2018 (d)                            2,942
                     ---------------------------------------------------------------------------------------------------------------
                                                Ewing Township, New Jersey, School District, School GO (b):
                     NR*     Aaa      1,805       5.30% due 8/01/2019                                                          1,838
                     NR*     Aaa      1,780       5.30% due 8/01/2020                                                          1,810
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa        765     Jersey City, New Jersey, GO, Refunding, Quality School, Series A,
                                                5.375% due 9/01/2017                                                             798
                     ---------------------------------------------------------------------------------------------------------------
                                                Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                                (Hotel/Conference Center Project--Trenton) (d):
                     NR*     Aaa      1,125       6.125% due 4/01/2016                                                         1,257
                     NR*     Aaa      4,250       6% due 4/01/2029                                                             4,632
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa        825     Lopatcong Township, New Jersey, Board of Education, GO,
                                                5.70% due 7/15/2025 (c)                                                          872
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      1,000     Marlboro Township, New Jersey, Board of Education, GO,
                                                5.25% due 7/15/2017 (c)                                                        1,025
                     ---------------------------------------------------------------------------------------------------------------
                                                Middlesex County, New Jersey, COP (d):
                     AAA     Aaa      3,030       5.25% due 6/15/2023                                                          3,054
                     AAA     Aaa      2,350       Refunding, 5% due 2/15/2019                                                  2,340
                     ---------------------------------------------------------------------------------------------------------------
                     AA+     Aaa      5,270     Middlesex County, New Jersey, Improvement Authority, Lease Revenue
                                                Bonds (Educational Services Commission Projects), 6% due 7/15/2025             5,767
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa        500     Middlesex County, New Jersey, Improvement Authority Revenue Bonds
                                                (Senior Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)                  511
                     ---------------------------------------------------------------------------------------------------------------
                                                Monmouth County, New Jersey, Improvement Authority,
                                                Revenue Refunding Bonds (a):
                     AAA     Aaa      1,540       5.35% due 12/01/2017                                                         1,595
                     AAA     Aaa      1,470       5.375% due 12/01/2018                                                        1,519
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      4,395     New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                                Refunding Bonds, 4.625% due 7/01/2024 (b)                                      4,040
                     ---------------------------------------------------------------------------------------------------------------
                     A1+     P1         100     New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                (Stolthaven Project), VRDN, Series A, 4.80% due 1/15/2018 (f)                    100
                     ---------------------------------------------------------------------------------------------------------------
                     BBB-    NR*      4,625     New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                                (Fellowship Village), Series A, 5.50% due 1/01/2025                            3,729
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      5,000     New Jersey EDA, Lease Revenue Bonds (University of Medicine
                                                and Dentistry-International Center for Public Health Project),
                                                6% due 6/01/2032 (a)                                                           5,409
                     ---------------------------------------------------------------------------------------------------------------
                     A1+c    VMIG1+   1,000     New Jersey EDA, Natural Gas Facilities Revenue Bonds
                                                (New Jersey Natural Gas Co. Project),
                                                VRDN, AMT, Series C, 4.20% due 4/01/2033 (a)(f)                                1,000
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds,
                                                AMT, Series A:
                     AAA     Aaa     18,920       (NUI Corporation Projects), 5.70% due 6/01/2032 (d)                         19,675
                     A1+c    VMIG1+   3,300       (New Jersey Natural Gas Co. Project), VRDN,
                                                  4.85% due 8/01/2030 (a)(f)                                                   3,300
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      6,155     New Jersey EDA, Revenue Bonds (Transportation Project),
                                                Sub-Lease, Series A, 6% due 5/01/2016 (c)                                      6,697
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                Projects)(a):
                     AAA     Aaa      3,000       6% due 6/15/2015                                                             3,319
                     AAA     Aaa      4,620       6.25% due 6/15/2020                                                          5,146
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                     AAA     Aaa     11,630       (American Water Company Inc.), Series A, 5.25% due 7/01/2038 (b)            11,498
                     AAA     Aaa     14,800       (Middlesex Water Company Project), 5.35% due 2/01/2038                      14,848
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                (United Water of New Jersey Inc. Project), VRDN (a)(f):
                     A1+c    VMIG1+  10,900       Series A, 4.80% due 11/01/2026                                              10,900
                     A1+c    VMIG1+   2,000       Series B, 4.95% due 11/01/2025                                               2,000
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      2,820     New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                                (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)                     2,856
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey Health Care Facilities Financing Authority,
                                                Revenue Refunding Bonds:
                     AAA     Aaa      6,750       (Atlantic Health Systems Hospital Corporation), Series A,
                                                  5% due 7/01/2027 (a)                                                         6,524
                     AAA     Aaa      2,525       (Medical Center at Princeton Obligation Group), 5% due 7/01/2023 (a)         2,459
                     AAA     Aaa      4,525       (Virtua Health Issue), 4.50% due 7/01/2028 (c)                               4,015
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      2,400     New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                                                Series A, 6% due 3/01/2013 (d)                                                 2,683
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Educational Facilities Authority Revenue Bonds
                                                (Capital Improvement Fund), Series A (c):
                     AAA     Aaa      8,905       5.75% due 9/01/2017                                                          9,591
                     AAA     Aaa      9,420       5.75% due 9/01/2018                                                         10,116
                     ---------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                     6 & 7

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)


                      S&P   Moody's   Face
STATE              Ratings  Ratings  Amount    Issue                                                                           Value
====================================================================================================================================
New Jersey                                      New Jersey State Educational Facilities Authority,
(concluded)                                     Revenue Refunding Bonds:
                     BBB     Baa2   $ 2,030       (Monmouth University), Series C, 5.75% due 7/01/2017                       $ 2,100
                     BBB     Baa2     1,900       (Monmouth University), Series C, 5.80% due 7/01/2022                         1,950
                     AAA     Aaa      1,910       (Ramapo College), Series G, 4.625% due 7/01/2028 (a)                         1,734
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Highway Authority, Garden State Parkway,
                                                General Revenue Refunding Bonds:
                     AAA     Aaa      2,200       5.75% due 1/01/2015 (b)                                                      2,395
                     AA-     A1       1,900       5.625% due 1/01/2030                                                         1,988
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Housing and Mortgage Finance Agency,
                                                Home Buyer Revenue Bonds (d):
                     AAA     Aaa      6,100       AMT, Series K, 6.375% due 10/01/2026                                         6,350
                     AAA     Aaa      1,555       AMT, Series M, 6.95% due 10/01/2022                                          1,645
                     AAA     Aaa      1,580       AMT, Series M, 7% due 10/01/2026                                             1,674
                     AAA     Aaa      1,000       AMT, Series U, 5.60% due 10/01/2012                                          1,068
                     AAA     Aaa      2,820       AMT, Series U, 5.65% due 10/01/2013                                          3,002
                     AAA     Aaa      3,000       AMT, Series U, 5.75% due 4/01/2018                                           3,139
                     AAA     Aaa      2,320       AMT, Series U, 5.85% due 4/01/2029                                           2,408
                     AAA     Aaa      2,540       Series L, 6.65% due 10/01/2014                                               2,677
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Housing and Mortgage Finance Agency,
                                                Home Buyer Revenue Refunding Bonds, AMT, Series S (d):
                     AAA     Aaa      2,440       5.95% due 10/01/2017                                                         2,566
                     AAA     Aaa      2,050       6.05% due 10/01/2028                                                         2,134
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Transit Corporation, COP (Federal Transit Administration
                                                Grants), Series A (a):
                     AAA     Aaa      1,500       6% due 9/15/2013                                                             1,667
                     AAA     Aaa      5,000       6.125% due 9/15/2015                                                         5,545
                     ---------------------------------------------------------------------------------------------------------------
                                                New Jersey State Transportation Trust Fund Authority,
                                                Transportation System Revenue Bonds, Series A:
                     AA      Aa2      2,740       6% due 6/15/2016                                                             3,007
                     AAA     Aaa      2,500       5% due 6/15/2018 (c)                                                         2,506
                     AAA     Aaa      1,500       4.50% due 6/15/2019 (c)                                                      1,395
                     AA      Aa2      7,500       6% due 6/15/2019                                                             8,208
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa     20,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                                Series A, 5.75% due 1/01/2019 (d)                                             21,349
                     ---------------------------------------------------------------------------------------------------------------
                                                North Bergen Township, New Jersey, Board of Education, COP (c):
                     NR*     Aaa      1,250       5% due 12/15/2018                                                            1,260
                     NR*     Aaa      1,000       6% due 12/15/2019                                                            1,107
                     NR*     Aaa      1,580       6.25% due 12/15/2020                                                         1,775
                     NR*     Aaa      1,680       6.25% due 12/15/2021                                                         1,883
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      3,035     Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding,
                                                Series C, 5.10% due 12/01/2017 (d)                                             3,084
                     ---------------------------------------------------------------------------------------------------------------
                                                Paterson, New Jersey, Public School District, COP (d):
                     NR*     Aaa      1,980       6.125% due 11/01/2015                                                        2,212
                     NR*     Aaa      2,000       6.25% due 11/01/2019                                                         2,232
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      1,000     Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue Bonds,
                                                Series A, 4.75% due 12/15/2023 (c)                                               938
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      1,000     Plainfield, New Jersey, Municipal Utilities Authority, Solid Waste Revenue
                                                Bonds, Series A, 4.75% due 12/15/2023 (c)                                        938
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      5,000     Salem County, New Jersey, Industrial Pollution Control Financing Authority
                                                Revenue Refunding Bonds (Atlantic City Electric Company), 6.15% due 6/01/2029  5,407
                     ---------------------------------------------------------------------------------------------------------------
                                                South Jersey Transportation Authority, New Jersey, Transportation System
                                                Revenue Refunding Bonds (a):
                     AAA     Aaa      4,000       5% due 11/01/2017                                                            4,033
                     AAA     Aaa      3,400       5.125% due 11/01/2022                                                        3,404
                     ---------------------------------------------------------------------------------------------------------------
                     NR*     Aaa      8,650     Trenton, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                6.10% due 4/01/2026 (b)                                                        9,455
                     ---------------------------------------------------------------------------------------------------------------
                                                Wall Township, New Jersey, School District, GO (c):
                     AAA     Aaa      2,540       4.75% due 7/15/2022                                                          2,396
                     AAA     Aaa      1,685       4.75% due 7/15/2023                                                          1,585
                     ---------------------------------------------------------------------------------------------------------------
                                                West Deptford Township, New Jersey, GO (b):
                     NR*     Aaa      4,170       5.625% due 9/01/2026                                                         4,360
                     NR*     Aaa      4,410       5.625% due 9/01/2027                                                         4,608
                     NR*     Aaa      3,615       5.625% due 9/01/2028                                                         3,775
                     NR*     Aaa      4,940       5.625% due 9/01/2029                                                         5,157
                     ---------------------------------------------------------------------------------------------------------------
                                                West Orange, New Jersey, Board of Education, COP (d):
                     NR*     Aaa      2,040       5.75% due 10/01/2014                                                         2,227
                     NR*     Aaa      3,590       6% due 10/01/2024                                                            3,905
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      1,600     West Windsor-Plainsboro, New Jersey, Regional School District,
                                                GO, 5.50% due 12/01/2013 (b)                                                   1,696
====================================================================================================================================
New York--7.6%       AAA     Aaa      4,750     Port Authority of New York and New Jersey, Consolidated Revenue
                                                Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                    4,875
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     NR*      7,500     Port Authority of New York and New Jersey Revenue Bonds,
                                                AMT, 122nd Series, 5% due 7/15/2031 (d)                                        7,126
                     ---------------------------------------------------------------------------------------------------------------
                                                Port Authority of New York and New Jersey, Special Obligation
                                                Revenue Bonds (JFK International Air Terminal Project),
                                                AMT, Series 6 (d):
                     AAA     Aaa     10,500       6.25% due 12/01/2011                                                        12,139
                     AAA     Aaa      4,750       5.75% due 12/01/2025                                                         4,943
                     ---------------------------------------------------------------------------------------------------------------
                                                Port Authority of New York and New Jersey, Special Obligation
                                                Revenue Refunding Bonds (Versatile Structure Obligation), VRDN (f):
                     A1+     VMIG1+     200       AMT, Series 4, 4.90% due 4/01/2024                                             200
                     A1+     VMIG1+   2,200       Series 2, 4.80% due 5/01/2019                                                2,200
                     A1+     VMIG1+   1,400       Series 5, 4.85% due 8/01/2024                                                1,400
====================================================================================================================================


                                     8 & 9

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


                       S&P   Moody's  Face
                     Ratings Ratings Amount    Issue                                                                           Value
====================================================================================================================================
Puerto Rico--5.0%    NR*     Aaa    $ 7,875     Puerto Rico Commonwealth, GO, RIB, Series 365,
                                                7.64% due 7/01/2029 (d)(e)                                                  $  8,746
                     ---------------------------------------------------------------------------------------------------------------
                     A       Baa1     6,000     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                Transportation Revenue Bonds, Series B, 6% due 7/01/2026                       6,305
                     ---------------------------------------------------------------------------------------------------------------
                     AAA     Aaa      2,355     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                Series X, 5.50% due 7/01/2025 (d)                                              2,397
                     ---------------------------------------------------------------------------------------------------------------
                                                Puerto Rico Industrial Tourist, Educational, Medical
                                                and Environmental Control Facilities Revenue Bonds, Series A:
                     AAA     Aaa      1,780       (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)           1,897
                     AA      Aa2      1,750       (Hospital de la Concepcion), 6.50% due 11/15/2020                            1,959
------------------------------------------------------------------------------------------------------------------------------------
                     Total Investments (Cost--$398,457)--96.3%                                                               412,411
                     Other Assets Less Liabilities--3.7%                                                                      15,636
                                                                                                                            --------
                     Net Assets--100.0%                                                                                     $428,047
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of January 31, 2001
=================================================================================================================================
Assets:          Investments, at value (identified cost--$398,457,281) ..............................                $412,410,924
                 Cash ...............................................................................                   7,411,731
                 Receivables:
                   Securities sold ..................................................................  $ 11,058,030
                   Interest .........................................................................     4,898,601    15,956,631
                                                                                                       ------------
                 Prepaid expenses and other assets ..................................................                      15,603
                                                         ------------                                                ------------
                 Total assets .......................................................................                 435,794,889
                                                         ------------                                                ------------
=================================================================================================================================
Liabilities:     Payables:
                   Securities purchased .............................................................     7,258,842
                   Dividends to shareholders ........................................................       222,743
                   Investment adviser ...............................................................       168,692     7,650,277
                                                                                                       ------------
                 Accrued expenses ...................................................................                      97,315
                                                         ------------                                                ------------
                 Total liabilities ..................................................................                   7,747,592
                                                         ------------                                                ------------
=================================================================================================================================
Net Assets:      Net assets .........................................................................                $428,047,297
                                                                                                                     ============
=================================================================================================================================
Capital:         Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (7,000 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) ..............                $175,000,000
                   Common Stock, par value $.10 per share (17,817,155 shares issued and outstanding)   $  1,781,716
                 Paid-in capital in excess of par ...................................................   272,256,348
                 Undistributed investment income--net ...............................................     1,124,831
                 Accumulated realized capital losses on investments--net ............................   (35,842,902)
                 Accumulated distributions in excess of realized capital gains on investments--net ..      (226,339)
                 Unrealized appreciation on investments--net ........................................    13,953,643
                                                                                                       ------------
                 Total--Equivalent to $14.20 net asset value per share of Common Stock
                 (market price--$12.95) .............................................................                 253,047,297
                                                                                                                     ------------
                 Total capital ......................................................................                $428,047,297
                                                                                                                     ============
=================================================================================================================================

    * Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                     10 & 11

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

STATEMENT OF OPERATIONS


                            For the Six Months Ended January 31, 2001
====================================================================================================================================
Investment                  Interest and amortization of premium and discount earned ................                  $ 11,225,269
Income:
====================================================================================================================================
Expenses:                   Investment advisory fees ................................................   $ 1,153,158
                            Commission fees .........................................................       214,204
                            Accounting services .....................................................        86,253
                            Professional fees .......................................................        29,709
                            Transfer agent fees .....................................................        25,292
                            Printing and shareholder reports ........................................        16,963
                            Custodian fees ..........................................................        16,014
                            Directors' fees and expenses ............................................        13,607
                            Listing fees ............................................................        12,366
                            Pricing fees ............................................................         8,703
                            Other ...................................................................        14,064
                                                                                                        -----------
                            Total expenses before reimbursement .....................................     1,590,333
                            Reimbursement of expenses ...............................................      (158,295)
                                                                                                        -----------
                            Total expenses after reimbursement ......................................                     1,432,038
                                                                                                                       ------------
                            Investment income--net ..................................................                     9,793,231
                                                                                                                       ------------
====================================================================================================================================
Realized &                  Realized loss on investments--net .......................................                    (1,628,165)
Unrealized Gain (Loss)      Change in unrealized appreciation/depreciation on investments--net ......                    20,514,703
On Investments--Net:                                                                                                   ------------
                            Net Increase in Net Assets Resulting from Operations ....................                  $ 28,679,769
                                                                                                                       =============
====================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six     For the
                                                                                                        Months Ended   Year Ended
                                                                                                         January 31,    July 31,
                       Increase (Decrease) in Net Assets:                                                   2001          2000
==================================================================================================================================
Operations:            Investment income--net ...................................................      $  9,793,231  $ 12,330,960
                       Realized loss on investments--net ........................................        (1,628,165)  (22,774,839)
                       Change in unrealized appreciation/depreciation on investments--net .......        20,514,703    23,363,613
                                                                                                       ------------  ------------
                       Net increase in net assets resulting from operations .....................        28,679,769    12,919,734
                                                                                                       ------------  ------------
==================================================================================================================================
Dividends to           Investment income--net:
Shareholders:            Common Stock ...........................................................        (6,363,468)   (8,002,927)
                         Preferred Stock ........................................................        (3,447,274)   (4,279,115)
                                                                                                       ------------  ------------
                       Net decrease in net assets resulting from dividends to shareholders ......        (9,810,742)  (12,282,042)
                                                                                                       ------------  ------------
==================================================================================================================================
Capital Stock          Proceeds from issuance of Common Stock resulting from reorganization .....                --   132,197,334
Transactions:          Proceeds from issuance of Preferred Stock resulting from reorganization ..                --   107,000,000
                       Offering costs resulting from issuance of Common Stock ...................           (24,359)           --
                       Offering and underwriting costs resulting from issuance of Preferred Stock            67,167            --
                                                                                                       ------------  ------------
                       Net increase in net assets derived from capital stock transactions .......            42,808   239,197,334
                                                                                                       ------------  ------------
==================================================================================================================================
Net Assets:            Total increase in net assets .............................................        18,911,835   239,835,026
                       Beginning of period ......................................................       409,135,462   169,300,436
                                                                                                       ------------  ------------
                       End of period* ...........................................................      $428,047,297  $409,135,462
                                                                                                       ============  ============
==================================================================================================================================
                      * Undistributed investment income--net                                           $  1,124,831  $  1,142,342
                                                                                                       ============  ============
==================================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

FINANCIAL HIGHLIGHTS


                                                                                      For the            For the           Period
The following per share data and ratios have been derived                           For the Six        Year Ended         March 11,
from information provided in the financial statements.                              Months Ended         July 31,           1998+
                                                                                    January 31,      ----------------    to July 31,
Increase (Decrease) in Net Asset Value:                                                2001          2000        1999       1998
====================================================================================================================================
Per Share            Net asset value, beginning of period .........................  $  13.14     $  14.47   $   15.09   $  15.00
Operating                                                                            --------     --------   ---------   --------
Performance:         Investment income--net .......................................       .55         1.07        1.13        .46
                     Realized and unrealized gain (loss) on investments--net ......      1.06        (1.27)       (.58)       .16
                                                                                     --------     --------   ---------   --------
                     Total from investment operations .............................      1.61         (.20)        .55        .62
                                                                                     --------     --------   ---------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .....................................      (.36)        (.78)       (.81)      (.26)
                       Realized gain on investments--net ..........................        --           --        (.01)        --
                       In excess of realized gain on investments--net .............        --           --        (.03)        --
                                                                                     --------     --------   ---------   --------
                     Total dividends and distributions to Common Stock shareholders      (.36)        (.78)       (.85)      (.26)
                                                                                     --------     --------   ---------   --------
                     Capital charge resulting from issuance of Common Stock .......        --@@         --          --       (.03)
                                                                                     --------     --------   ---------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income--net ...................................      (.19)        (.35)       (.30)      (.12)
                         Realized gain on investments--net ........................        --           --        (.02)        --
                     Capital charge resulting from issuance of Preferred Stock ....        --@@         --          --       (.12)
                                                                                     --------     --------   ---------   --------
                     Total effect of Preferred Stock activity .....................      (.19)        (.35)       (.32)      (.24)
                                                                                     --------     --------   ---------   --------
                     Net asset value, end of period ...............................  $  14.20     $  13.14   $   14.47   $  15.09
                                                                                     ========     ========   =========   ========
                     Market price per share, end of period ........................  $  12.95     $11.6875   $ 13.4375   $ 15.375
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Total Investment     Based on market price per share ..............................    14.14%@      (7.13%)     (7.44%)     4.29%@
Return:**                                                                            ========     ========   =========   ========
                     Based on net asset value per share ...........................    11.32%@      (3.04%)      1.56%      2.35%@
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and
Average Net          excluding reorganization expenses*** .........................     1.18%*       1.27%       1.22%       .29%*
Assets of                                                                            ========     ========   =========   ========
Common Stock:        Total expenses, net of reimbursement*** ......................     1.18%*       1.55%       1.22%       .29%*
                                                                                     ========     ========   =========   ========
                     Total expenses*** ............................................     1.31%*       1.67%       1.31%      1.21%*
                                                                                     ========     ========   =========   ========
                     Total investment income--net*** ..............................     8.06%*       8.52%       7.32%      8.17%*
                                                                                     ========     ========   =========   ========
                     Amount of dividends to Preferred Stock shareholders ..........     2.84%*       2.96%       1.93%      2.14%*
                                                                                     ========     ========   =========   ========
                     Investment income--net, to Common Stock shareholders .........     5.23%*       5.56%       5.39%      6.03%*
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and
Total Average        excluding reorganization expenses ............................      .68%*        .72%        .75%       .18%*
Net Assets:+++***                                                                    ========     ========   =========   ========
                     Total expenses, net of reimbursement .........................      .68%*        .88%        .75%       .18%*
                                                                                     ========     ========   =========   ========
                     Total expenses ...............................................      .76%*        .94%        .80%       .76%*
                                                                                     ========     ========   =========   ========
                     Total investment income--net .................................     4.67%*       4.81%       4.48%      5.13%*
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ....................     3.91%*       3.84%       3.04%      3.61%*
Average Net                                                                          ========     ========   =========   ========
Assets of
Preferred Stock:
====================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                     (in thousands) ...............................................  $253,047     $234,135   $ 101,300   $104,967
                                                                                     ========     ========   =========   ========
                     Preferred Stock outstanding,end of period
                     (in thousands) ...............................................  $175,000     $175,000   $  68,000   $ 68,000
                                                                                     ========     ========   =========   ========
                     Portfolio turnover ...........................................    24.96%      100.11%      64.93%     32.46%
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ....................................  $  2,446     $  2,338   $   2,490   $  2,544
                                                                                     ========     ========   =========   ========
====================================================================================================================================
Dividends Per        Series A--Investment income--net .............................  $    456     $    896   $     763   $    317
Share On                                                                             ========     ========  ==========   ========
Preferred Stock      Series B--Investment income--net .............................  $    505     $    898   $     766   $    300
Outstanding:++                                                                       ========     ========   =========   ========
                     Series C--Investment income--net .............................  $    488     $    439          --         --
                                                                                     ========     ========   =========   ========
                     Series D--Investment income--net .............................  $    516     $    418          --         --
                                                                                     ========     ========   =========   ========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++ The Fund's Preferred Stock was issued on October 19, 1998 for Series A and B and March 6, 2000 for Series C and D.
+++   Includes Common and Preferred Stock average net assets.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                     14 & 15

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2001, FAM earned fees of $1,153,158, of which $158,295 was waived.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $70,495 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $100,480,168 and $132,754,246, respectively.

Net realized losses for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized     Unrealized
                                                   Losses         Gains
--------------------------------------------------------------------------------
Long-term investments .....................     $(1,628,165) $ 13,953,643
                                                -----------  ------------
Total .....................................     $(1,628,165) $ 13,953,643
                                                ===========  ============
--------------------------------------------------------------------------------

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $13,953,643, of which $15,661,003 related to appreciated securities and $1,707,360 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $398,457,281.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all


                                    16 & 17

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended January 31, 2001 remained constant and during the year ended July 31, 2000 increased by 10,816,659 as a result of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2001 were Series A, 3.95%; Series B, 4.05%; Series C, 3.09% and Series D, 3.50%.

Shares issued and outstanding during the six months ended January 31, 2001 remained constant and during the year ended July 31, 2000 increased by 4,280 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $102,992 as commissions.

5. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $7,536,000, of which $523,000 expires in 2006, $6,464,000 expires in 2007 and
$549,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 2, 2001, the Fund acquired all of the net assets of MuniHoldings New Jersey Insured Fund IV, Inc. pursuant to a plan of reorganization approved by the Board of Directors and shareholders.

7. Subsequent Event:

On February 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060419 per share, payable on February 23, 2001 to shareholders of record as of February 16, 2001.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2001 were as follows:

-------------------------------------------------------
                                             Percent of
S&P Rating/Moody's Rating                    Net Assets
-------------------------------------------------------
AAA/Aaa ..................................     84.6%
AA/Aa ....................................      3.5
A/A ......................................      1.5
BBB/Baa ..................................      1.8
Other* ...................................      4.9
-------------------------------------------------------
* Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniHoldings New Jersey Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUJ


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

                                                                       [GRAPHIC]

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            #HOLDNJ2--1/01